UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

AMERICAN NATIONAL BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street

Danville, Virginia 24541

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 4, 2019, American National Bankshares Inc. (“American National”) filed a Form 8-K reporting the completion of its acquisition of HomeTown Bankshares Corporation (“HomeTown”) effective on April 1, 2019. In that filing, American National indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment to American National’s April 4, 2019 Form 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1 and 99.2.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The audited consolidated balance sheets of HomeTown as of December 31, 2018 and 2017, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes and report of independent registered public accounting firm thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “HomeTown Audited Information”).

(b) Pro forma financial information.

The American National and HomeTown unaudited pro forma condensed combined balance sheet as of December 31, 2018, and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2018, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “American-HomeTown Pro Forma Financial Information”).

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	HomeTown Audited Information.

99.2	American-HomeTown Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.

Date: June 13, 2019	By:	/s/ William W. Traynham
William W. Traynham
Executive Vice President and
Chief Financial Officer

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